UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                             Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NORTHSTAR REAL ESTATE INCOME TRUST, INC.

(Name of Registrant as Specified in Its Charter)

[N/A]

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Vote by Phone: Call the toll free number set forth on your proxy card or voting instruction form. Have your control number in hand and follow the instructions provided to vote your shares.
Vote by Internet: Log onto the website set forth on your proxy card or voting instruction form. Have your control number in hand and follow the instructions provided to vote your shares.
Vote by Mail: Mark, sign, date, and return the proxy card in the postage-paid envelope provided.